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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               NOVEMBER 9, 1995

                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)

          DELAWARE                   0-5751                    95-2594724
       (State or other             (Commission               (IRS Employer
       jurisdiction of            File Number)            Identification No.)
       incorporation)

4350 VON KARMAN AVENUE, SUITE 280, NEWPORT BEACH, CALIFORNIA         92660
                      (Address of principal executive offices)     (zip code)

                                 (714) 798-0460
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On November 9, 1995, Comprehensive Care Corporation (the "Company") held an Annual Meeting of Stockholders. Of the 2,214,500 shares of issued and outstanding Common Stock entitled to vote as of the record date of September 15, 1995, 2,088,661 shares were represented in person or by proxy (94% of the total shares entitled to vote). At the Meeting, the following business was transacted:

         A.      Election of One Class III Director.

                 Management's nominee, W. James Nicol, was elected as a Class III Director to serve until the 1998 Annual Meeting of Stockholders and until his successor is duly elected and qualified. With respect to the election of Mr. Nicol as a Director, 2,070,569 shares were voted for the election and 18,092 shares withheld from voting.

         B.      Adoption of Comprehensive Care Corporation
                 1995 Incentive Plan.

                 The adoption of the Comprehensive Care Corporation 1995 Incentive Plan (the "Incentive Plan") was recommended by management in order to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive officers, key employees and consultants who render significant services to the Company.

                 The Incentive Plan provides for four types of awards: stock options, incentive stock rights, stock appreciation rights (including limited stock appreciation rights) and restricted stock purchase agreements, as described below.

                 Stock Options. Options granted under the Incentive Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs ("non-ISOs"). ISOs may be granted at an option price of not less than 100% of the fair market value of the Common Stock on the date of grant, except that an ISO granted to any person who owns capital stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company ("10% stockholder") must be granted at an exercise price of at least 110% of the fair market value of the Common Stock on the date of the grant. The exercise price of the non-ISOs may not be less than 65% of the fair market value of the Common Stock on the date of grant. ISOs granted to persons other than 10% stockholders may be exercisable for a period of up to ten years from the date of grant; ISOs granted to 10% stockholders may be exercisable for a period of up to five years from the date of grant. No individual may be granted ISOs that become exercisable in any calendar year for Common Stock having a fair market value at the time of grant in excess of $100,000. Non-ISOs may be exercisable for a period of up to 13 years from the date of grant.

                 Upon termination of employment or consulting services, an optionee will be entitled to exercise the vested portion of an option for a period of up to three months after the date of termination, except that if the reason for termination was a discharge for cause, the option shall expire immediately, and if the reason for termination was for death or permanent disability of the optionee, the vested portion of the option shall remain exercisable for a period of twelve months thereafter.

                 Incentive Stock Rights. Incentive stock rights consist of incentive stock units equivalent to one share of Common Stock in consideration for services performed for the Company. If the employment or consulting services of the holder with the Company terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the holder or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.


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                 Stock Appreciation Rights (SARS). SARs may be granted to
recipients of options under the Incentive Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("general SARs") or limited SARs ("limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to general SARs, except that, unless the Administrator determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following "Change of Control" transactions: (i) the approval of the Board of Directors of a consolidation or merger in which the Company is not the surviving corporation, the sale of all or substantially all the assets of the Company, or the liquidation or dissolution of the Company; (ii) the commencement of a tender or exchange offer for the Company's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Company or any employee benefit plan sponsored by the Company) of securities of the Company representing 25% or more of the voting power of the Company's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least a majority of the directors then still in office.

                 The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs.

                 Restricted Stock Purchase Agreements. Restricted stock purchase agreements provide for the sale by the Company of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which the purchaser must continue employment with the Company in order to retain the shares. Payment can be made in cash,a promissory note or a combination of both. If termination of employment occurs for any reason within six months after the date of purchase, or for any reason other than death or by retirement with the consent of the Company after the six-month period but prior to the time that the restrictions on disposition lapse, the Company shall have the option to reacquire the shares at the original purchase price.

                 Upon expiration of the applicable restricted period and the satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Company. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Incentive Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period applicable to each award of restricted shares will thereupon be deemed to have expired. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

                 In September 1995, and subject to the adoption of the Incentive Plan, the Board of Directors granted and issued to its President, Mr. Chriss W. Street, 100,000 restricted shares of its Common Stock, $.01 par value (the "Restricted Shares"). The Restricted Shares are subject to vesting at rate of 5,000 shares per year (the "Annual Vested Shares") over a 20-year period commencing December 31, 1995 and continuing at the rate of 5,000 Annual Vested Shares per year on December 31 of each successive year for 19 years thereafter. The vesting of the Restricted Shares is subject to acceleration upon the occurrence of certain events of acceleration as described below. With respect to all Restricted shares which may become vested, the Company is to pay to Mr. Street, a bonus equivalent to the amount of the combined federal and applicable state and city income taxes associated with the Restricted Shares that have become vested. The grant of the Restricted Shares


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to Mr. Street was in furtherance of the desire of the Company to provide an incentive to Mr. Street to maximize the business of the Company, and maximize the value of the Company for all of it shareholders.

                 While the Restricted Shares have been issued and Mr. Street is entitled to vote said shares, all Restricted Shares are held in escrow until their vesting and said shares may not be sold, assigned, transferred or hypothecated until the time they have become vested.

                 In addition to the vesting of the Annual Vested Shares, an additional number of Restricted Shares shall vest as follows: (i) for each fiscal year of the Company, 1,000 additional Restricted Shares shall vest for each $1,000,000 of net pre-tax profit of the Company as reported for that year;
(ii) in the event the Company effects a merger, acquisition, corporate combination or purchase of assets (an "Acquisition Event") 1,000 additional Restricted Shares shall vest for each $1,000,000 of Acquisition Event value paid for the Company; and (iii) as of December 31st of each year, for each 1% of increase of market value of the Company's voting securities above 110% of the market value as of December 31st of the preceding year, 1,000 additional Restricted Shares shall vest.

                 Provision is made for the acceleration of the vesting of the Restricted Shares upon the occurrence of (a) the approval by the stockholders of the Company of an Approved Transaction, as defined; (b) a Control Purchase, as defined; (c) a Board change; or (d) the failure by the Company to renew Mr. Street's employment agreement on the conclusion of its term on December 31, 1998 or any subsequent or renewed term, on terms identical to those in the employment agreement then prevailing. Upon the death or total disability of Mr. Street prior to the complete vesting of the Restricted Shares, all Restricted Shares not theretofore vested shall become vested.

                 Of the shares entitled to vote, 928,943 shares (89%) voted in favor of the adoption of the Incentive Plan, 88,425 (8%) voted against the adoption of the Incentive Plan and 29,638 (3%) abstained from voting.

         C. Adoption of Amended and Restated Non-Employee Directors' Stock Option Plan.

                 The Stockholders adopted and approved the amendment and restatement of the Directors' Stock Option Plan (the "Director Plan"), which Director Plan was originally adopted at the Company's 1994 Annual Meeting of Stockholders. The principal amendments that take effect under the Director Plan increase the number of shares of Common Stock under the Director Plan from 200,000 to 250,000 shares, increase the number of options to be awarded annually to all non-employee directors from 2,500 shares to 5,000 shares; and provide for an annual grant of Special Service Options to the Vice Chairman of the Board (3,333) and to each committee chairman (8,333) and committee member (2,500). The amended and restated Directors' Plan continues to provide that each non-employee director will automatically be granted an option to purchase 10,000 shares upon joining the Board of Directors (the "Initial Grant") and options to purchase 5,000 shares on each anniversary of the initial date of service or date of approval, as the case may be (the "Annual Grant"). In addition to the Initial Grant and the Annual Grant, the Director Plan provides that there shall be granted and awarded one or more options (the "Special Service Option") contemporaneous with each Annual Grant, as follows: (i) options to purchase 3,333 shares of Common Stock to the individual occupying the position of Vice Chairman of the Board of Directors, (ii) options to purchase 8,333 shares of Common Stock to each chairman of each committee of the Board of Directors, and
(iii) options to purchase 2,500 shares of Common Stock to each non-employee director who serves on a committee of the Board of Directors (other than the chairman of the committee).

                 As provided under the original Director {Plan, the exercise price for options granted under the Director Plan continues to be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Plan, the exercise price of options granted under the Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Company or by a combination of each. The term of each option is ten years from the date of grant, unless terminated sooner as provided in the Plan. The Plan is administered by a committee of the Board of Directors composed of not fewer than one but not more than three directors who are not entitled to participate in the Plan (the "Committee"). The

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Committee has no discretion to determine which non-employee director will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all administrative determinations and interpretations of the Plan. Options granted under the Plan do not qualify for incentive stock option treatment.

                 Of the shares entitled to vote, 934,285 shares (89%) voted in favor of the adoption of the Amended and Restated Directors' Plan, 89,047 (9%) voted against the adoption of the Amended and Restated Directors' Plan and 23,574 (2%) abstained from voting.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

EXHIBIT NO.      DESCRIPTION

10.68 Comprehensive Care Corporation 1995 Incentive Plan (filed herewith).

10.69 Amended and Restated Non-Employee Directors' Stock Option Plan (filed herewith).

10.70 Restricted Stock Grant between Chriss W. Street and the Company dated November 9, 1995 (filed herewith).

99.6             Press Release dated November 13, 1995 (filed herewith).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMPREHENSIVE CARE CORPORATION
                                               (Registrant)

                                      By: /s/ Kerri Ruppert
                                          ---------------------------------
                                              Kerri Ruppert, Vice President and
                                              Chief Accounting Officer
                                              (Principal Accounting Officer)

Dated: November 21, 1995


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